Exhibit 99.1

NEWS RELEASE

Vanguard Natural Resources, LLC Announces New Meeting Date of
2015 Annual Meeting of Unitholders

Houston - September 3, 2015 (GLOBE NEWSWIRE) - Vanguard Natural Resources, LLC (Nasdaq:VNR) ("Vanguard" or "the Company") today announced that its Board of Directors has reset the 2015 Annual Meeting of Unitholders (the "Annual Meeting") date from September 17, 2015 to a revised date of October 5, 2015. This action follows completion of the Securities and Exchange Commission review process earlier today. Vanguard intends to commence mailing definitive proxy materials on or about September 4, 2015.
At the Annual Meeting, Vanguard unitholders will meet for the following purposes:
Merger Related Proposal

•
To consider and vote on the proposal to approve the issuance of common units representing limited liability company interests in Vanguard (“Vanguard common units”) to be issued as merger consideration to the holders of Eagle Rock Energy Partners, L.P. (“Eagle Rock”) common units in connection with the previously announced merger contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 21, 2015, by and among Vanguard, Eagle Rock and various of their respective affiliates;

Annual Meeting Proposals

•	To elect five director nominees to the board of directors of Vanguard to serve until the 2016 annual meeting of unitholders; and

•	To ratify the appointment of BDO USA, LLP as the independent auditor of Vanguard for the fiscal year ending December 31, 2015.
Vanguard unitholders of record at the close of business on August 6, 2015 will be entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. Vanguard unitholders are reminded that votes cast on the Annual Meeting Proposals in connection with the postponed June 4, 2015 annual meeting will not be counted. Vanguard unitholders must cast new ballots in order for those votes to be counted in connection with the Annual Meeting on October 5, 2015.
As previously announced on May 21, 2015, Vanguard and Eagle Rock entered into the Merger Agreement pursuant to which Vanguard will acquire Eagle Rock in a unit for unit exchange. The transaction is subject to customary closing conditions, including the approval of Vanguard and Eagle

Rock unitholders, and is expected to close within 3 days following the Annual Meeting on October 5, 2015.
Additional Information about the Proposed Transactions

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Vanguard has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a joint proxy statement of Eagle Rock and Vanguard that also constitutes a prospectus of Vanguard. A definitive joint proxy statement/prospectus will be sent to (i) security holders of Eagle Rock seeking their approval with respect to the proposed merger and (ii) security holders of Vanguard seeking their approval with respect to the issuance of Vanguard common units in connection with the proposed merger. Vanguard and Eagle Rock also have filed and may file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders are able to obtain a free copy of the joint proxy statement/prospectus and other documents through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Vanguard are available free of charge on Vanguard’s internet website at http://www.vnrllc.com or by contacting Vanguard’s Investor Relations Department by email at investorrelations@vnrllc.com or by phone at (832) 327-2234. Copies of the documents filed with the SEC by Eagle Rock are available free of charge on Eagle Rock’s internet website at http://www.eaglerockenergy.com or by contacting Eagle Rock’s Investor Relations Department by email at info@eaglerockenergy.com or by phone at (281) 408-1203.
Participants in the Solicitation

Vanguard, Eagle Rock, and their respective directors, executive officers and other members of their management and employees may be deemed to be “participants” in the solicitation of proxies in connection with the proposed merger. Investors and security holders may obtain information regarding Vanguard’s directors, executive officers and other members of its management and employees in Vanguard’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015, Vanguard’s proxy statement for its 2015 annual meeting, which was filed with the SEC on April 20, 2015, and any subsequent statements of changes in beneficial ownership on file with the SEC. Investors and security holders may obtain information regarding Eagle Rock’s directors, executive officers and other members of their management and employees in Eagle Rock’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015, Eagle Rock’s proxy statement for its annual meeting, which was filed with the SEC on March 31, 2015 and any subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources listed above. Additional information regarding the direct and indirect interests of these individuals will also be included in the joint proxy statement/prospectus regarding the proposed transaction.

Cautionary Statement Regarding Forward-Looking Information

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933. All statements other than historical facts, including, without limitation, statements regarding the expected benefits of the proposed transaction to Vanguard and Eagle Rock and their unitholders, the anticipated completion of the proposed transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. When used in this press release, words such as we “may,” “can,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “predict,” “project,” “foresee,” “believe,” “will” or “should,” “would,” “could,” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of Vanguard, Eagle Rock or of the combined company. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to: the ability to obtain unitholder approval of the proposed transaction; the ability to complete the proposed transaction on anticipated terms and timetable; Vanguard’s and Eagle Rock’s ability to integrate successfully after the transaction and achieve anticipated benefits from the proposed transaction; the possibility that various closing conditions for the transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Vanguard or Eagle Rock; declines in oil, NGL or natural gas prices; the level of success in exploitation, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploitation and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Vanguard’s and Eagle Rock’s credit agreements; the ability of Vanguard and Eagle Rock to comply with covenants contained in the agreements governing their indebtedness; ability to generate sufficient cash flows from operations to meet the internally funded portion of any capital expenditures budget; ability to obtain external capital to finance exploitation and development operations and acquisitions; federal, state and local initiatives and efforts relating to the regulation of hydraulic fracturing; failure of properties to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; risks arising out of hedging transactions. Eagle Rock and Vanguard caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors are contained in Eagle Rock’s and Vanguard’s Annual Reports on Form 10-K for the period ended December 31, 2014, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s website, http://www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates. Except as required by law, neither Vanguard nor Eagle Rock intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.
About Vanguard Natural Resources, LLC
Vanguard Natural Resources, LLC is a publicly traded limited liability company focused on the acquisition, production and development of oil and natural gas properties. Vanguard's assets consist primarily of producing and non-producing oil and natural gas reserves located in the Green River

Basin in Wyoming, the Arkoma Basin in Arkansas and Oklahoma, the Permian Basin in West Texas and New Mexico, the Big Horn Basin in Wyoming and Montana, the Piceance Basin in Colorado, the Gulf Coast Basin in Texas, Louisiana and Mississippi, the Williston Basin in North Dakota and Montana, the Wind River Basin in Wyoming and the Powder River Basin in Wyoming. More information on Vanguard can be found at www.vnrllc.com.

SOURCE: Vanguard Natural Resources, LLC

INVESTOR RELATIONS CONTACT:
Vanguard Natural Resources, LLC
Lisa Godfrey, 832-327-2234
Director, Investor Relations
investorrelations@vnrllc.com